Exhibit 99.1
Contact: Michael Mitchell
The Medicines Company
973-290-6000
investor.relations@themedco.com
FOR IMMEDIATE RELEASE:

The Medicines Company Reports Second Quarter and first half 2011 results

QUARTERLY NET Revenues Rise 9% to $119.6 Million vs 2010

PARSIPPANY, NJ, July 27, 2011 - The Medicines Company (NASDAQ: MDCO), a global pharmaceutical company focused on advancing the treatment of critical care patients through the delivery of innovative, cost-effective medicines, today announced results for the second quarter and first half of 2011. Highlights include:

•	A 9% increase in net revenues in the second quarter of 2011 to $119.6 million from $110.1 million in the comparable 2010 period.

•	Increased investments in R&D as Phase III trials for cangrelor and oritavancin accelerated

•
As a result, net income for the second quarter of 2011 was $11.4 million, or $0.21 per share, compared with net income of $15.4 million, or $0.29 per share, for the second quarter of 2010; net income for the first half of 2011 was $35.7 million, or $0.66 per share, compared with net income of $24.9 million, or $0.47 per share, for the first half of 2010.

R&D portfolio highlights for the second quarter included positive Phase IIa clinical trial results from MDCO-2010 in cardiac surgery patients and pre-clinical results from key mode-of-action and toxicology studies for MDCO-216. Detailed data from these Phase IIa and preclinical studies are expected to be presented at major medical meetings in the fourth quarter of 2011. The Company also continued enrollment in Phase III trials of oritavancin and cangrelor. For cangrelor, the BRIDGE trial studying a prolonged infusion was completed with data also expected to be presented in 4Q 2011.

Clive Meanwell, Chairman and Chief Executive Officer stated, “Second quarter and first half year 2011 results reaffirm our ability to execute our strategy of growing net revenue, investing aggressively in our R&D portfolio; and making stepwise investments to extend our geographic reach while still generating significant positive cash flow. Our second quarter and first half year 2011 results evidence real growth consistent with our short and medium-term goals. Looking ahead, we expect continued revenue growth led by Angiomax® | Angiox® (bivalirudin) for years to come, and robust progress in R&D and geographic reach”.

Dr. Meanwell added, “We were very excited by multiple R&D developments in the second quarter that show the vibrancy and longer term commercial promise of our R&D programs - all of which are expected to generate products which serve the same customer channel we are building for Angiomax and Cleviprex - namely, acute and intensive care hospitals worldwide. We expect continuous news flow because of the breadth and depth of our technologies.”

Financial highlights for the second quarter of 2011:

•	Net revenue increased by 9% to $119.6 million for the second quarter of 2011 from $110.1 million in the second quarter of 2010.

◦	Angiomax U.S. sales increased by 7% to $112.0 million in the second quarter of 2011 compared with $104.4 million in the second quarter of 2010.

◦	Angiomax/Angiox international net revenue in the second quarter of 2011 increased by 27% to $7.3 million compared with $5.8 million in the second quarter of 2010.

•	Net income for the second quarter of 2011 was $11.4 million, or $0.21 per share, compared with net income of $15.4 million, or $0.29 per share, for the second quarter of 2010.

•
Non-GAAP net income for the second quarter of 2011 was $13.2 million, or $0.24 per share, compared with non-GAAP net income of $18.3 million, or $0.35 per share for the second quarter 2010. Non-GAAP net income excludes stock-based compensation expense and non-cash income taxes.

Financial highlights for the half of 2011:

•	Net revenue increased by 9% to $231.7 million for the first half of 2011 from $212.2 million in the first half of 2010.

◦	Angiomax U.S. sales increased by 8% to $217.0 million in the first half of 2011 compared with $200.0 million in the first half of 2010.

◦	Angiomax/Angiox international net revenue in the first half of 2011 increased by 27% to $14.4 million compared with $11.4 million in the first half of 2010.

•	Net income for the first half of 2011 was $35.7 million, or $0.66 per share, compared with net income of $24.9 million, or $0.47 per share, for the first half of 2010.

•
Non-GAAP net income for the first half of 2011 was $47.7 million, or $0.88 per share, compared with non-GAAP net income of $30.8 million, or $0.58 per share for the first half of 2010. Non-GAAP net income excludes stock-based compensation expense and non-cash income taxes.

The following table provides reconciliations between GAAP and non-GAAP net income for second quarter (Q2) and first half of 2011 and 2010. Non-GAAP net income excludes stock-based compensation expense and non-cash income taxes:

(in millions)	Reported GAAP Net Income	Stock-Based Compensation Expense	Non-cash (Provision) Benefit for Income Taxes	Non-GAAP Net Income(1)

Q2 2011	$11.4	$3.2	$(1.4)	$13.2

Q2 2010	$15.4	$2.3	$0.5	$18.3

1H 2011	$35.7	$5.4	$6.6	$47.7

1H 2010	$24.9	$5.1	$0.9	$30.8

Note: Amounts may not sum due to rounding. (1) Excluding stock-based compensation expense and the non-cash (provision) benefit for income taxes.

Reconciliations between GAAP and non-GAAP fully diluted earnings per share (EPS) for the second quarter (Q2) and first half of 2011 and 2010 are provided in the following table:

(per share)	Reported GAAP EPS	Stock-Based Compensation Expense	Non-cash (Provision) Benefit for Income Taxes	Non-GAAP EPS (1)

Q2 2011	$0.21	$0.06	$(0.03)	$0.24

Q2 2010	$0.29	$0.04	$0.01	$0.35

1H 2011	$0.66	$0.10	$0.12	$0.88

1H 2010	$0.47	$0.10	$0.02	$0.58

Note: Amounts may not sum due to rounding.
Note: Amounts may not sum due to rounding. (1) Excluding stock-based compensation expense and the non-cash (provision) benefit for income taxes.

The Company believes that presenting the non-GAAP information contained in the financial tables and in this press release assists investors and others in gaining a better understanding of the Company's core operating results and future prospects, expected growth rates or forecasted guidance, stock-based compensation expense and non-cash income taxes. Management uses this non-GAAP information, in addition to the GAAP information, as the basis for measuring the Company's core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. Such measures are also used by management in its financial and operating decision-making. Non-GAAP information is not meant to be considered superior to or a substitute for the Company's results of operations prepared in accordance with GAAP. A reconciliation of GAAP results with non-GAAP results may also be found in the attached financial tables.

There will be a conference call with management today at 8:30 a.m. Eastern Time to discuss financial results and operational developments. The conference call will be available via phone and webcast. The webcast can be accessed at The Medicines Company website at www.themedicinescompany.com.

The dial in information is listed below:
Domestic Dial In:            800-638-4930
International Dial In:            617-614-3944
Passcode for both dial in numbers:    15988273

Replay is available from 11:30 a.m. Eastern Time following the conference call through August 10, 2011. To hear a replay of the call dial 888-286-8010 (domestic) and 617-801-6888 (international). Passcode for both dial in numbers is 84976700.

About The Medicines Company
The Medicines Company (NASDAQ: MDCO) provides medical solutions to improve health outcomes for patients in acute and intensive care hospitals worldwide. These solutions comprise medicines and knowledge that directly impact the survival and well being of critically ill patients. The Medicines Company's website is www.themedicinescompany.com.

Statements contained in this press release about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes," "anticipates" and "expects" and similar expressions, including the Company's preliminary revenue results, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.  Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, the Company's ability to develop its global operations and penetrate foreign markets, whether the Company's products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians, patients and other key decision makers will accept clinical trial results, risks associated with the establishment of international operations, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on, May 10, 2011, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

The Medicines Company
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except per share data)	Three months ended June 30,
	2011	2010

Net revenue	$119,591	$110,135
Operating expenses:
Cost of revenue	37,830	33,568
Research and development	26,536	20,575
Selling, general and administrative	41,420	39,409
Total operating expenses	105,786	93,552

Income from operations	13,805	16,583
Other income (loss)	61	(117)
Income before income taxes	13,866	16,466
Provision for income taxes	(2,426)	(1,040)

Net income	$11,440	$15,426

Basic earnings per common share	$0.21	$0.29
Shares used in computing basic earnings per common share	53,441	52,819

Diluted earnings per common share	$0.21	$0.29
Shares used in computing diluted earnings per common share	54,314	52,924

The Medicines Company
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except per share data)	Year to Date June 30,
	2011	2010

Net revenue	$231,728	$212,223
Operating expenses:
Cost of revenue	73,400	62,337
Research and development	50,328	37,452
Selling, general and administrative	79,348	85,530
Total operating expenses	203,076	185,319

Income from operations	28,652	26,904
Legal settlement	17,984	—
Other income (loss)	872	(428)
Income before income taxes	47,508	26,476
Provision for income taxes	(11,827)	(1,618)

Net income	$35,681	$24,858

Basic earnings per common share	$0.67	$0.47
Shares used in computing basic earnings per common share	53,343	52,658

Diluted earnings per common share	$0.66	$0.47
Shares used in computing diluted earnings per common share	54,223	52,823

The Medicines Company
Condensed Consolidated Balance Sheets

(in thousands)	June 30,	December 31,
	2011	2010
	(unaudited)
ASSETS
Cash, cash equivalents and available for sales securities	$283,629	$246,644
Accrued interest receivable	895	1,279
Accounts receivable, net	67,008	46,551
Inventory	29,161	25,343
Prepaid expenses and other current assets	8,908	4,804
Total current assets	389,601	324,621

Fixed assets, net	19,298	20,662
Intangible assets, net	81,740	82,925
Restricted cash	5,783	5,778
Deferred tax assets	27,286	25,197
Goodwill	14,671	14,671
Other assets	296	270
Total assets	$538,675	$474,124

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$103,841	$85,370
Contingent purchase price	27,416	25,387
Other long term liabilities	5,854	5,769
Stockholders' equity	401,564	357,598
Total liabilities and stockholders' equity	$538,675	$474,124

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,
	2011
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$119,591	$—		$—		$119,591

Operating expenses:
Cost of revenue	37,830	(35)	(2)	—		37,795
Research and development	26,536	(531)	(2)	—		26,005
Selling, general and administrative	41,420	(2,648)	(2)	—		38,772
Total operating expenses	105,786	(3,214)		—		102,572

Income from operations	13,805	3,214		—		17,019

Legal settlement	—	—		—		—
Other income	61	—		—		61
Income before income taxes	13,866	3,214		—		17,080
(Provision for) Benefit from income taxes	(2,426)	—		(1,437)	(3)	(3,863)
Net income	$11,440	$3,214		$(1,437)		$13,217

Basic earnings per common share	$0.21	$0.06		$(0.03)		$0.25

Shares used in computing basic earnings per common share	53,441	53,441		53,441		53,441

Diluted earnings per common share	$0.21	$0.06		$(0.03)		$0.24

Shares used in computing diluted earnings per common share	54,314	54,314		54,314		54,314

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Six Months Ended June 30,
	2011
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$231,728	$—		$—		$231,728

Operating expenses:
Cost of revenue	73,400	(78)	(2)	—		73,322
Research and development	50,328	(959)	(2)	—		49,369
Selling, general and administrative	79,348	(4,438)	(2)	—		74,910
Total operating expenses	203,076	(5,475)		—		197,601

Income from operations	28,652	5,475		—		34,127

Legal settlement	17,984	—		—		17,984
Other income	872	—		—		872
Income before income taxes	47,508	5,475		—		52,983
(Provision for) Benefit from income taxes	(11,827)	—		6,554	(3)	(5,273)
Net income	$35,681	$5,475		$6,554		$47,710

Basic earnings per common share	$0.67	$0.10		$0.12		$0.89

Shares used in computing basic earnings per common share	53,343	53,343		53,343		53,343

Diluted earnings per common share	$0.66	$0.10		$0.12		$0.88

Shares used in computing diluted earnings per common share	54,223	54,223		54,223		54,223

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,
	2010
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$110,135	$—		$—		$110,135

Operating expenses:
Cost of revenue	33,568	(72)	(2)	—		33,496
Research and development	20,575	(442)	(2)	—		20,133
Selling, general and administrative	39,409	(1,823)	(2)	—		37,586
Total operating expenses	93,552	(2,337)		—		91,215

Income from operations	16,583	2,337		—		18,920

Other loss	(117)	—		—		(117)
Income before income taxes	16,466	2,337		—		18,803
(Provision for) benefit for income taxes	(1,040)	—		531	(3)	(509)
Net income	$15,426	$2,337		$531		$18,294

Basic earnings per common share	$0.29	$0.04		$0.01		$0.35

Shares used in computing basic earnings per common share	52,819	52,819		52,819		52,819

Diluted earnings per common share	$0.29	$0.04		$0.01		$0.35

Shares used in computing diluted earnings per common share	52,924	52,924		52,924		52,924

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Six Months Ended June 30,
	2010
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$212,223	$—		$—		$212,223

Operating expenses:
Cost of revenue	62,337	(161)	(2)	—		62,176
Research and development	37,452	(1,238)	(2)	—		36,214
Selling, general and administrative	85,530	(3,681)	(2)	—		81,849
Total operating expenses	185,319	(5,080)		—		180,239

Income from operations	26,904	5,080		—		31,984

Other loss	(428)	—		—		(428)
Income before income taxes	26,476	5,080		—		31,556
(Provision for) benefit for income taxes	(1,618)	—		857	(3)	(761)
Net income	$24,858	$5,080		$857		$30,795

Basic earnings per common share	$0.47	$0.10		$0.02		$0.58

Shares used in computing basic earnings per common share	52,658	52,658		52,658		52,658

Diluted earnings per common share	$0.47	$0.10		$0.02		$0.58

Shares used in computing diluted earnings per common share	52,823	52,823		52,823		52,823

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results